UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2016

OASIS PETROLEUM INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34776	80-0554627
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 1500 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (281) 404-9500
Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On December 1, 2016, Oasis Petroleum Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) to report the closing of the Company’s acquisition of approximately 55,000 net acres in the Williston Basin (the “Williston Basin Acquisition”) on December 1, 2016 for $765.8 million, subject to customary post-closing purchase price adjustments. This Current Report on Form 8-K/A (the “Amendment”) amends and supplements the Initial Report to provide the financial statements for the properties acquired in the Williston Basin Acquisition (the “Properties”) and the pro forma financial information required by Item 9.01 of Form 8-K. No other modifications to the Initial Report are being made by this Amendment. This Amendment should be read in connection with the Initial Report, which provides a more complete description of the Williston Basin Acquisition.
Item 9.01 Financial Statements and Exhibits.
(a)    Financial Statements of Business Acquired.

Statements of Revenues and Direct Operating Expenses of the Williston Basin Acquisition Properties for the years ended December 31, 2015 and 2014 (audited) and for the nine-month periods ended September 30, 2016 and 2015 (unaudited), together with the accompanying Independent Auditor's Report, are set forth in Exhibit 99.1.

(b)    Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Combined Financial Information of the Company as of September 30, 2016 and for the nine months ended September 30, 2016 and the year ended December 31, 2015, are set forth in Exhibit 99.2.

(d)    Exhibits.

Exhibit No.	Description of Exhibit

23.1	Consent of PricewaterhouseCoopers LLP.

23.2	Consent of DeGolyer and MacNaughton.

99.1
Statements of Revenues and Direct Operating Expenses of the Williston Basin Acquisition Properties for the years ended December 31, 2015 and 2014 (audited) and for the nine-month periods ended September 30, 2016 and 2015 (unaudited).

99.2	Unaudited Pro Forma Condensed Combined Financial Information of the Company as of September 30, 2016 and for the nine months ended September 30, 2016 and the year ended December 31, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OASIS PETROLEUM INC. (Registrant)

Date: December 15, 2016	By:	/s/ Nickolas J. Lorentzatos
Nickolas J. Lorentzatos
Executive Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

23.1	Consent of PricewaterhouseCoopers LLP.

23.2	Consent of DeGolyer and MacNaughton.

99.1
Statements of Revenues and Direct Operating Expenses of the Williston Basin Acquisition Properties for the years ended December 31, 2015 and 2014 (audited) and for the nine-month periods ended September 30, 2016 and 2015 (unaudited).

99.2	Unaudited Pro Forma Condensed Combined Financial Information of the Company as of September 30, 2016 and for the nine months ended September 30, 2016 and the year ended December 31, 2015.